SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 30, 2000


                                  HOWTEK, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                           0-9341                     02-0377419
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


21 Park Avenue, Hudson, New Hampshire       03051
(Address of principal executive offices)  (zip code)


Registrant's telephone number, including area code (603) 882-5200


--------------------------------------------------------------------------------
       (Former name or former address, if changed since the last report)

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Item 9 Regulation FD Disclosure

Pursuant to Regulation FD, the Registrant hereby furnishes materials that it intends to distribute for discussion at its October 31, 2000 conference call with respect to its financial results for the quarter ended September 30, 2000.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c) Exhibits.

     99 Materials to be disclosed for discussion at the Registrant's October 31, 2000 quarterly earnings conference call.


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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HOWTEK, INC.


                                                    By /s/ W. Scott Parr
                                                       -------------------------
                                                       W. Scott Parr, President


Dated: October 30, 2000


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